Exhibit No. 32.1

     Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Assure Data, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Lisle, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 3, 2009	By: Robert Lisle
Robert Lisle
Chief Executive Officer, Chief Financial and
Accounting Officer and President

A signed original of this written statement required by Section 906 has been provided to Assure Data, Inc. and will be retained by Assure Data, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.